UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2007

NEWPORT BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-51856	20-4465271
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

100 Bellevue Avenue, Newport, Rhode Island	02840
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (401) 847-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 25, 2007, Newport Bancorp, Inc. (the “Company”) announced that the Company’s Board of Directors approved the funding of a trust that will purchase up to 195,133 shares, or approximately 4.0%, of the Company’s outstanding common stock to fund restricted stock awards under the Company’s 2007 Equity Incentive Plan.  For more information, reference is made to the Company’s press release dated September 25, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release dated September 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT BANCORP, INC.
(Registrant)

Date: September 25, 2007	By:	/s/ Kevin M. McCarthy
Kevin M. McCarthy
President and Chief Executive Officer